DRAFT OF SEPTEMBER 17, 1999


                        ADVANCED ENERGY INDUSTRIES, INC.

                                       and

             STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.

                                   AS TRUSTEE

                               ------------------

                                    INDENTURE

                        DATED AS OF ___________ __, 1999

                         -------------------------------

                  ___% CONVERTIBLE SUBORDINATED NOTES DUE 2006

                        --------------------------------

         Reconciliation and tie between Trust Indenture Act of 1939 (the "Trust Indenture Act") and this Indenture, dated as of ___________ __, ____.

Trust Indenture Action Section                   Indenture Section
Section 310(a)(1)                                      6.7
         (a)(2)                                        6.7
          (b)                                          6.7, 6.8
Section 311(a)                                         6.13
          (b)                                          6.13
Section 312(a)                                         7.4
          (b)                                          7.5
          (c)                                          7.1
Section 313(a)                                         7.2
          (b)                                          7.2
          (c)                                          1.6, 7.2
          (d)                                          7.2
Section 314(a)                                         7.3
          (a)(4)                                       10.7
          (c)(1)                                       1.2
          (c)(2)                                       1.2
          (c)(3)                                       13.3
          (e)                                          1.2
Section 315(a)                                         6.2
          (b)                                          6.1
          (c)                                          6.2
          (d)                                          6.2
          (e)                                          5.15
Section 316(a) (last sentence)                         1.1 ("Outstanding")
          (a)(1)(A)                                    5.2, 5.12
          (a)(1)(B)                                    5.13
          (b)                                          5.8
          (c)                                          1.4
Section 317(a)(1)                                      5.3
          (a)(2)                                       5.4
          (b)                                          10.3
Section 318(a)                                         1.14
          (c)                                          1.14

----------------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture. Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 of the Trust Indenture Act are a part of and govern every qualified indenture, whether or not physically contained therein.

                                TABLE OF CONTENTS


                                                                                                               PAGE
RECITALS..........................................................................................................1

ARTICLE I    DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..............................................1
         SECTION 1.1  Definitions.................................................................................1
         Act......................................................................................................2
         Affiliate................................................................................................2
         Aggregate Cash Distribution Amount.......................................................................2
         Authenticating Agent.....................................................................................2
         Authorized Newspaper.....................................................................................2
         Board of Directors.......................................................................................2
         Board Resolution.........................................................................................2
         Business Day.............................................................................................2
         Capital Stock............................................................................................3
         Change in Control........................................................................................3
         Closing Price Per Share..................................................................................3
         Commission...............................................................................................3
         Common Stock.............................................................................................3
         Company..................................................................................................3
         Company Notice...........................................................................................3
         Company Request"and "Company Order.......................................................................3
         Constituent Person.......................................................................................3
         Conversion Agent.........................................................................................3
         Conversion Price.........................................................................................3
         Conversion Rate..........................................................................................4
         Corporate Trust Office...................................................................................4
         Corporation..............................................................................................4
         Debt.....................................................................................................4
         Defaulted Interest.......................................................................................4
         Designated Senior Debt...................................................................................5
         DTC......................................................................................................5
         Dollar"or "$"............................................................................................5
         Event of Default.........................................................................................5
         Excess Amount............................................................................................5
         Exchange Act.............................................................................................5
         Expiration Time..........................................................................................5
         GAAP.....................................................................................................5
         Global Security..........................................................................................5
         Government Obligations...................................................................................5
         Holder...................................................................................................6
         Indenture................................................................................................6


                                       i


         Interest Payment Date....................................................................................6
         Maturity.................................................................................................6
         Notes....................................................................................................6
         Notice of Default........................................................................................6
         Officers'Certificate.....................................................................................6
         Opinion of Counsel.......................................................................................6
         Outstanding..............................................................................................6
         Paying Agent.............................................................................................7
         Payment Blockage Notice..................................................................................7
         Person...................................................................................................7
         Place of Conversion......................................................................................7
         Place of Payment.........................................................................................8
         Predecessor Security.....................................................................................8
         Purchased Shares.........................................................................................8
         Purchasers...............................................................................................8
         Record Date..............................................................................................8
         Redemption Date..........................................................................................8
         Redemption Price.........................................................................................8
         Regular Record Date......................................................................................8
         Representative...........................................................................................8
         Repurchase Date..........................................................................................8
         Repurchase Price.........................................................................................8
         Responsible Officer......................................................................................8
         RF Power.................................................................................................9
         Secured Debt.............................................................................................9
         Securities Act...........................................................................................9
         Security.................................................................................................9
         Security Register"and "Security Registrar................................................................9
         Senior Debt..............................................................................................9
         Significant Subsidiary..................................................................................10
         Special Record Date.....................................................................................10
         Stated Maturity.........................................................................................10
         Subsidiary..............................................................................................10
         Third Party Expiration Time.............................................................................10
         Third Party Purchased Shares............................................................................10
         Trading Day.............................................................................................10
         Triggering Event........................................................................................10
         Trust Indenture Act.....................................................................................11
         Trustee.................................................................................................11
         United States...........................................................................................11
         SECTION 1.2           Compliance Certificates and Opinions..............................................11
         SECTION 1.3           Form of Documents Delivered to Trustee............................................12
         SECTION 1.4           Acts of Holders; Record Dates.....................................................12
         SECTION 1.5           Notices, etc., to Trustee and Company.............................................13


                                       ii


         SECTION 1.6           Notice to Holders; Waiver.........................................................14
         SECTION 1.7           Effect of Headings and Table of Contents..........................................14
         SECTION 1.8           Successors and Assigns............................................................14
         SECTION 1.9           Separability Clause...............................................................15
         SECTION 1.10          Benefits of Indenture.............................................................15
         SECTION 1.11          No Personal Liability.............................................................15
         SECTION 1.12          Governing Law.....................................................................15
         SECTION 1.13          Legal Holidays....................................................................15
         SECTION 1.14          Conflict with Trust Indenture Act.................................................16
         SECTION 1.15          Counterparts......................................................................16

ARTICLE  II    SECURITIES FORM...................................................................................16
         SECTION 2.1           Designation of Securities; Form Generally.........................................16
         SECTION 2.2           Form of Security..................................................................17
         SECTION 2.3           Form of Trustee's Certificate of Authentication...................................26
         SECTION 2.4           Form of Election of Holder to Require Repurchase..................................26
         SECTION 2.5           Form of Conversion Notice.........................................................27
         SECTION 2.6           Form of Assignment................................................................28
         SECTION 2.7           Securities Issuable in Global Form................................................29

ARTICLE III    THE SECURITIES....................................................................................30
         SECTION 3.1           Title and Terms...................................................................30
         SECTION 3.2           Denominations.....................................................................30
         SECTION 3.3           Execution, Authentication, Delivery and Dating....................................31
         SECTION 3.4           Global Securities.................................................................31
         SECTION 3.5           Registration, Registration of Transfer and Exchange...............................32
         SECTION 3.6           Mutilated, Destroyed, Lost and Stolen Securities..................................34
         SECTION 3.7           Payment of Interest; Interest Rights Preserved....................................35
         SECTION 3.8           Persons Deemed Owners.............................................................36
         SECTION 3.9           Cancellation......................................................................37
         SECTION 3.10          Computation of Interest...........................................................37
         SECTION 3.11          CUSIP Numbers.....................................................................37

ARTICLE IV    SATISFACTION AND DISCHARGE.........................................................................38
         SECTION 4.1           Satisfaction and Discharge of Indenture...........................................38
         SECTION 4.2           Application of Trust Funds........................................................39

ARTICLE V    REMEDIES............................................................................................39
         SECTION 5.1           Events of Default.................................................................39
         SECTION 5.2           Acceleration of Maturity; Rescission and Annulment................................41
         SECTION 5.3           Collection of Indebtedness and Suits for Enforcement by Trustee...................42
         SECTION 5.4           Trustee May File Proofs of Claim..................................................43
         SECTION 5.5           Trustee May Enforce Claims Without Possession of Securities. .....................43
         SECTION 5.6           Application of Money Collected....................................................44


                                       iii


         SECTION 5.7           Limitation on Suits...............................................................44
         SECTION 5.8           Unconditional Right of Holders to Receive Principal (Premium,
                                 if any) and Interest............................................................45
         SECTION 5.9           Restoration of Rights and Remedies................................................45
         SECTION 5.10          Rights and Remedies Cumulative....................................................45
         SECTION 5.11          Delay or Omission Not Waiver......................................................46
         SECTION 5.12          Control by Holders of Securities..................................................46
         SECTION 5.13          Waiver of Past Defaults...........................................................46
         SECTION 5.14          Waiver of Usury, Stay or Extension Laws...........................................47
         SECTION 5.15          Undertaking for Costs.............................................................47
         SECTION 5.16          Notice of Default or Event of Default.............................................47

ARTICLE VI    THE TRUSTEE........................................................................................48
         SECTION 6.1           Notice of Defaults................................................................48
         SECTION 6.2           Certain Duties and Responsibilities...............................................48
         SECTION 6.3           Not Responsible for Recitals or Issuance of Securities............................49
         SECTION 6.4           May Hold Securities...............................................................49
         SECTION 6.5           Money Held in Trust...............................................................50
         SECTION 6.6           Compensation and Reimbursement....................................................50
         SECTION 6.7           Corporate Trustee Required; Eligibility...........................................51
         SECTION 6.8           Resignation and Removal; Appointment of Successor.................................51
         SECTION 6.9           Acceptance of Appointment by Successor............................................53
         SECTION 6.10          Merger, Conversion, Consolidation or Succession to Business.......................53
         SECTION 6.11          Appointment of Authenticating Agent...............................................54
         SECTION 6.12          Preferential Collection of Claims Against Company.................................55
         SECTION 6.13          Disqualification; Conflicting Interests...........................................55
         SECTION 6.14          Certain Rights of Trustee.........................................................56

ARTICLE VII    HOLDERS'LISTS AND REPORTS BY TRUSTEE AND COMPANY..................................................57
         SECTION 7.1           The Company to Furnish Trustee Names and Addresses of Holders.....................57
         SECTION 7.2           Reports by Trustee................................................................57
         SECTION 7.3           Reports by Company................................................................57
         SECTION 7.4           Preservation Of Information; Communications to Holders............................58

ARTICLE VIII    CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE.................................................58
         SECTION 8.1           Company May Consolidate, Etc., Only on Certain Terms..............................58
         SECTION 8.2           Successor Substituted.............................................................59

ARTICLE IX    SUPPLEMENTAL INDENTURES............................................................................59
         SECTION 9.1           Supplemental Indentures Without Consent of Holders................................59
         SECTION 9.2           Supplemental Indentures with Consent of Holders...................................60
         SECTION 9.3           Execution of Supplemental Indentures..............................................61
         SECTION 9.4           Effect of Supplemental Indentures.................................................62
         SECTION 9.5           Conformity with Trust Indenture Act...............................................62


                                       iv

         SECTION 9.6           Reference in Securities to Supplemental Indentures................................62
         SECTION 9.7           Notice of Supplemental Indentures.................................................62

ARTICLE X    COVENANTS...........................................................................................63
         SECTION 10.1          Payment of Principal, Premium and Interest........................................63
         SECTION 10.2          Maintenance of Office or Agency...................................................63
         SECTION 10.3          Money for Securities Payments to Be Held in Trust.................................64
         SECTION 10.4          Existence.........................................................................65
         SECTION 10.5          Maintenance of Properties.........................................................65
         SECTION 10.6          Payment of Taxes and Other Claims.................................................65
         SECTION 10.7          Statement as to Compliance........................................................66
         SECTION 10.8          Waiver of Certain Covenants.......................................................66
         SECTION 10.9          Statement by Officers as to Default...............................................66

ARTICLE XI    REDEMPTION OF SECURITIES...........................................................................66
         SECTION 11.1          Right of Redemption...............................................................66
         SECTION 11.2          Applicability of Article..........................................................67
         SECTION 11.3          Election to Redeem; Notice to Trustee.............................................67
         SECTION 11.4          Selection by Trustee of Securities to Be Redeemed.................................67
         SECTION 11.5          Notice of Redemption..............................................................67
         SECTION 11.6          Deposit of Redemption Price.......................................................68
         SECTION 11.7          Securities Payable on Redemption Date.............................................69
         SECTION 11.8          Securities Redeemed in Part.......................................................69
         SECTION 11.9          Conversion Arrangement on Call For Redemption.....................................69

ARTICLE XII    PURCHASE OF SECURITIES AT THE OPTION
               OF HOLDERS UPON THE CHANGE OF CONTROL.............................................................70
         SECTION 12.1          Right to Require Repurchase.......................................................70
         SECTION 12.2          Conditions to The Company's Election to Pay the Repurchase
                                 Price in Common Stock...........................................................71
         SECTION 12.3          Notices; Method of Exercising Repurchase Right, Etc...............................72
         SECTION 12.4          Certain Definitions...............................................................75
         SECTION 12.5  Consolidation, Merger, Etc................................................................76

ARTICLE XIII    SUBORDINATION....................................................................................76
         SECTION 13.1          Agreement to Subordinate..........................................................76
         SECTION 13.2          Liquidation; Dissolution; Bankruptcy..............................................77
         SECTION 13.3          No Payment in Certain Circumstances, Payment over of Proceeds upon Dissolution, Etc...........................................................77
         SECTION 13.4          Prior Payment of Senior Debt Upon Acceleration of Securities......................78
         SECTION 13.5          When Distribution Must Be Paid Over...............................................79
         SECTION 13.6          Reliance on Judicial Order or Certificate of Liquidating Agent....................79
         SECTION 13.7          Subrogation.......................................................................79
         SECTION 13.8          Relative Rights...................................................................79


                                       v

         SECTION 13.9          Subordination May Not Be Impaired By Company......................................80
         SECTION 13.10         Distribution or Notice to Representative..........................................80
         SECTION 13.11         Rights of Trustee and Paying Agent................................................80
         SECTION 13.12         Notice to Trustee.................................................................80
         SECTION 13.13         Payment Permitted If No Default...................................................81
         SECTION 13.14         Trustee to Effectuate Subordination...............................................82
         SECTION 13.15         Reliance by Holders of Senior Debt on Subordination Provisions....................82
         SECTION 13.16         Rights of Trustee as Holder of Senior Debt; Preservation of
                                 Trustee's Rights................................................................82
         SECTION 13.17         Article Applicable to Paying Agents...............................................82
         SECTION 13.18         Determination of Certain Conversions and Repurchases as
                                 Payments........................................................................83

ARTICLE XIV    CONVERSION OF SECURITIES..........................................................................83
         SECTION 14.1          Conversion Privilege And Conversion Rate..........................................83
         SECTION 14.2          Exercise Of Conversion Privilege..................................................84
         SECTION 14.3          Fractions Of Shares...............................................................84
         SECTION 14.4          Adjustment Of Conversion Rate.....................................................85
         SECTION 14.5          Notice Of Adjustments Of Conversion Rate..........................................92
         SECTION 14.6          Notice Of Certain Corporate Action................................................93
         SECTION 14.7          Company To Reserve Common Stock...................................................94
         SECTION 14.8          Taxes On Conversions..............................................................94
         SECTION 14.9          Covenant As To Common Stock.......................................................94
         SECTION 14.10         Cancellation Of Converted Securities..............................................94
         SECTION 14.11         Provisions In Case Of Consolidation, Merger Or Sale Of Assets.....................94
         SECTION 14.12         Responsibility of Trustee for Conversion Provisions...............................95

ARTICLE XV    MEETINGS OF HOLDERS OF SECURITIES..................................................................96
         SECTION 15.1          Purposes For Which Meetings May Be Called.........................................96
         SECTION 15.2          Call, Notice And Place Of Meetings................................................96
         SECTION 15.3          Persons Entitled To Vote At Meetings..............................................97
         SECTION 15.4          Quorum; Action....................................................................97
         SECTION 15.5          Determination Of Voting Rights; Conduct And Adjournment Of
                                 Meetings........................................................................98
         SECTION 15.6          Counting Votes And Recording Action Of Meetings...................................98


         This Indenture (this "Indenture") is dated as of _________ __, 1999, by and between Advanced Energy Industries, Inc., a Delaware corporation (the "Company"), having its principal office at 1625 Sharp Point Drive, Fort Collins, Colorado 80525, and State Street Bank and Trust Company of California, N.A., a national banking association, as Trustee hereunder (the "Trustee"), having its Corporate Trust Office (as defined below) at 633 West 5th Street, 12th Floor, Los Angeles, California 90071.

                                    RECITALS

         The Company deems it necessary and advisable to issue a series of debt securities designated as the [ ]% Convertible Subordinated Notes due 2006 (the "Securities") evidencing its unsecured subordinated indebtedness, and has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Securities.

         This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

         All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligation of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION I.1                    Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

         (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

         "Act," when used with respect to any Holder, has the meaning specified in Section 1.4.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate Cash Distribution Amount" has the meaning specified in
Section 14.4(5).

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.11 to act on behalf of the Trustee to authenticate Securities.

         "Authorized Newspaper" means a newspaper, printed in the English language or in an official language of the place of publication, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are not Business Days in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

         "Board of Directors" means the board of directors of the Company or any committee of that board duly authorized to act hereunder, as the case may be.

         "Board Resolution" means a copy of a resolution of the Company, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, which is delivered to the Trustee.

         "Business Day" when used with respect to any Place of Payment, Place of Conversion or any other location referred to in this Indenture or in the Securities, means any day, other than a Saturday, Sunday or other day on which banking institutions in that Place of Payment, Place of Conversion or location are authorized or obligated by law, regulation or executive order to close.

         "Capital Stock" means with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether now outstanding or issued after the Closing Date, including, without limitation, all common stock and preferred stock.

         "Change in Control" has the meaning specified in Section 12.4.

         "Closing Price Per Share" has the meaning specified in Section 12.4.

         "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Common Stock" means the Common Stock, par value $0.001 per share, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 14.11, shares issuable on conversion or repurchase of Securities shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Securities shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Company shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Company.

         "Company Notice" has the meaning specified in Section 12.3.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of and on behalf of the Company by its Chairman of the Board, its President or a Vice President, and by its Chief Financial Officer, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary of the Company, and which is delivered to the Trustee.

         "Constituent Person" has the meaning specified in Section 14.11.

         "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article XIV. The Company has initially appointed the Trustee as its Conversion Agent pursuant to Section 10.2 hereof.

         "Conversion Price" shall equal $1,000 divided by the Conversion Rate (rounded to the nearest cent).

         "Conversion Rate" has the meaning specified in Section 14.1.

         "Corporate Trust Office" means the corporate trust office of the Trustee at which, at any particular time, the trust created by this Indenture shall be administered, which office at the date hereof is located at 633 West 5th Street, 12th Floor, Los Angeles, California 90071, attention: Corporate Trust Department (Advanced Energy Industries, Inc.), except that for purposes of Section 10.2 and all other references to a Corporate Trust Office in the Borough of Manhattan, City of New York, such term shall mean the office or agency of the Trustee in the Borough of Manhattan, the City of New York, which office at the date hereof is located at State Street Bank and Trust Company, N.A., 61 Broadway, New York, New York 10006, attention: Corporate Trust Department (Advanced Energy Industries, Inc.)

         "Corporation" includes corporations, limited liability companies, partnerships, joint stock companies, associations, companies and business and real estate investment trusts.

         "Debt" of the Company or any Subsidiary means any indebtedness of the Company or any Subsidiary, whether or not contingent, in respect of (i) borrowed money or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Company or any Subsidiary, (iii) letters of credit or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) any lease of property by the Company or any Subsidiary as lessee which is reflected on the Company's consolidated balance sheet as a capitalized lease in accordance with GAAP, in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as a liability on the Company's consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation by the Company or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another person (other than the Company or any Subsidiary) and all renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any such indebtedness, obligation or guarantee (it being understood that "Debt" shall be deemed to be incurred by the Company and its Subsidiaries on a consolidated basis whenever the Company and its Subsidiaries on a consolidated basis shall create, assume, guarantee or otherwise become liable in respect thereof); Debt of a Subsidiary of the Company existing prior to the time it became a Subsidiary of the Company shall be deemed to be incurred upon such Subsidiary's becoming a Subsidiary of the Company; and Debt of a Person existing prior to a merger or consolidation of such Person with the Company or any Subsidiary of the Company in which such Person is the successor of the Company or such Subsidiary shall be deemed to be incurred upon the consummation of such merger or consolidation; provided, however, that the term "Debt" shall not include any indebtedness that has been the subject of an "in substance" defeasance in accordance with GAAP.

         "Defaulted Interest" has the meaning specified in Section 3.7.

         "Designated Senior Debt" means the Company's obligations under that certain Loan and Security Agreement dated December 8, 1997, as now in effect and as the same may be amended from time to time, by and among the Company as Borrower, Silicon Valley Bank, as Servicing Agent and a Bank, and Bank of Hawaii, as a Bank (such capitalized terms being understood to have the meanings ascribed thereto in the Credit Agreement), and any particular Senior Debt in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such indebtedness shall be "Designated Senior Debt" for purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Debt to exercise the rights of Designated Senior
Debt), in each case, including any amendments, replacements, supplements or other modifications thereto, or any refinancings or extensions thereof, in whole or in part.

         "DTC" means The Depository Trust Company for so long as it shall be a clearing agency registered under the Exchange Act, or such successor as the Company shall designate from time to time in an Officers' Certificate delivered to the Trustee.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

         "Event of Default" has the meaning specified in Section 5.1.

         "Excess Amount" has the meaning specified in Section 14.4(5).

         "Exchange Act" means the Securities Exchange Act of 1934 and any successor statute thereto, in each case as amended from time to time, and the rules and regulations of the Commission thereunder.

         "Expiration Time" has the meaning specified in Section 14.4(6).

         "GAAP" means generally accepted accounting principles, as in effect from time to time, as used in the United States applied on a consistent basis; provided that, solely for purposes of any calculation required or permitted hereunder, "GAAP" shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

         "Global Security" means a Security that is registered in the Security Register in the name of DTC or a nominee thereof or a substitute depositary or a nominee of such substitute depositary.

         "Government Obligations" means securities which are (i) direct obligations of the United States of America, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

         "Holder" means the Person in whose name such Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Maturity" when used with respect to any Security, means the date on which the principal of (and premium, if any, on) such Security or an installment of principal or premium becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or repurchase, repurchase or otherwise, and includes the Redemption Date.

         "Notes" has the meaning specified in Section 2.1.

         "Notice of Default" has the meaning specified in Section 5.1.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer of the Company or an Executive Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and which is delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee.

         "Outstanding" when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Securities theretofore canceled by the Trustee or the Security Registrar or delivered to the Trustee or Security Registrar for cancellation;

               (ii) Securities for whose payment, redemption or repurchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

         provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, and for the purpose of making the calculations required by Trust Indenture Act Section 313, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such determination or calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Payment Blockage Notice" has the meaning specified in Section 13.3.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, real estate investment trust or government or any agency or political subdivision thereof or other entity of any kind.

         "Place of Conversion" has the meaning specified in Section 3.1.

         "Place of Payment" means the place or places where the principal of (and premium, if any) and interest on the Securities are payable as specified as contemplated by Sections 3.1 and 10.2. Such term shall include the Company if it shall act as its own Paying Agent.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Purchased Shares" has the meaning specified in Section 14.4(6).

         "Purchasers" has the meaning specified in Section 11.9.

         "Record Date" means any Regular Record Date on Special Record Date.

         "Redemption Date" when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price" when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities means the date specified for that purpose as contemplated by Section 3.1, whether or not a Business Day.

         "Representative" means the (a) indenture trustee or other trustee, agent or representative for any Senior Debt or (b) with respect to any Senior Debt that does not have any such trustee, agent or other representative, (i) in the case of such Senior Debt issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Debt, any holder or owner of such Senior Debt acting with the consent of the required persons necessary to bind such holders or owners of such Senior Debt and (ii) in the case of all other such Senior Debt, the holder or owner of such Senior Debt.

         "Repurchase Date" when used with respect to any Security to be repurchased at the option of the Holder, means the date fixed for such repurchase specified in Section 12.1.

          "Repurchase Price" when used with respect to any Security to be repurchased at the option of the Holder, means the price at which it is to be repurchased specified in Section 12.1.

          "Responsible Officer" when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

         "RF Power" means RF Power Products, Inc., a New Jersey corporation, or any other subsidiary of the Company who is the successor in interest to the assets of RF Power Products, Inc.

         "Secured Debt" means, without duplication, Debt that is secured by a mortgage, trust deed, deed of trust, deed to secure Debt, security agreement, pledge, conditional sale or other title retention agreement, capitalized lease, or other like agreement granting or conveying security title to or a security interest in real property or other tangible assets.

         "Securities Act" means the Securities Act of 1933 and any successor statute thereto, in each case as amended from time to time, and the rules and regulations of the Commission thereunder.

         "Security" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

         "Senior Debt" means the principal of (and premium, if any) and interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in such proceeding) on, and all fees and other amounts payable in connection with, the following, whether absolute or contingent secured or unsecured, due or to become due, whether outstanding at the date of execution of this Indenture or thereafter incurred, created or assumed: (a) indebtedness of the Company evidenced by a credit or loan agreement, note, bond, debenture or other written obligation,
(b) all obligations of the Company for money borrowed, (c) all obligations of the Company evidenced by a note or similar instrument given in connection with the acquisition of any businesses, properties or assets of any kind, (d) obligations of the Company (i) as lessee under leases required to be capitalized on the balance sheet of the lessee under GAAP and (ii) as lessee under other leases for facilities, capital equipment or related assets, whether or not capitalized, entered into or leased for financing purposes,
(e) all obligations of the Company under interest rate and currency swaps, caps, floors, collars, hedge agreements, forward contracts or similar agreements or arrangements, (f) all obligations of the Company with respect to letters of credit, bankers' acceptances and similar facilities (including reimbursement obligations with respect to the foregoing), (g) all obligations of the Company issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable and accrued liabilities),
(h) all obligations of the type referred to in clauses (a) through (g) above of another Person, the payment of which, in either case, the Company has assumed or guaranteed, or for which the Company is responsible or liable, directly or indirectly, jointly or severally, as obligor, guarantor or otherwise, or which is secured by a lien on the property of the Company, and

(i) renewals, extensions, modifications, replacements, restatements and refundings of, or any indebtedness or obligation issued in exchange for, any such indebtedness or obligation described in clauses (a) through (h) of this paragraph; provided, however, that Senior Debt shall not include the Securities or any such indebtedness or obligation if the terms of such indebtedness or obligation (or the terms of the instrument under which, or pursuant to which it is issued) expressly provide that such indebtedness or obligation is not superior in right of payment to the Securities.

         "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" (as defined in Article I, Rule 1-02 of Regulation S-X, promulgated under the Securities Act) of the Company.

         "Special Record Date" for the payment of any Defaulted Interest on the Securities means a date fixed by the Trustee pursuant to Section 3.7.

         "Stated Maturity" when used with respect to any Security or any installment of principal thereof, premium thereon or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal, premium or interest is due and payable.

         "Subsidiary" means (a) a corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company or (b) a Person (other than a corporation) in which the Company or one or more other Subsidiaries, directly or indirectly, has at least a majority equity ownership. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, or persons performing similar functions, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Third Party Expiration Time" has the meaning specified in Section 14.4(8).

         "Third Party Purchased Shares" has the meaning specified in Section 14.4(8).

         "Trading Day" means (i) if the Common Stock is quoted on the Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, days on which trades may be effected through such system, (ii) if the Common Stock is listed or admitted for trading on any national or regional securities exchange, days on which such national or regional securities exchange is open for business, or (iii) if the Common Stock is not listed on a national or regional securities exchange or quoted on the Nasdaq National Market or any other system of automated dissemination of quotation of securities prices, days on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

         "Triggering Event" has the meaning specified in Section 14.4(9).

         "Trust Indenture Act" means the Trust Indenture Act of 1939, and the rules and regulations thereunder, as in force at the date as of which this Indenture was executed, provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, and the rules and regulations thereunder, as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

         "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

SECTION I.2       Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate in form and substance satisfactory to the Trustee stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel in form and substance satisfactory to the Trustee stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates delivered pursuant to Section 10.9) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable the individual to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION I.3       Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the Opinion of Counsel, certificate or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such Opinion of Counsel, certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information as to such factual matters is in the possession of the Company, unless such counsel or officer knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations as to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION I.4       Acts of Holders; Record Dates.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities, may be embodied in and evidenced by (1) one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing or (2) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article XV. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and records (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.14) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 15.6.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Security
Register.

         (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to an Officer's Certificate, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding the Trust Indenture Act, Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION I.5       Notices, etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

         (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

SECTION I.6       Notice to Holders; Waiver.

         Where this Indenture provides for notice of any event to Holders of Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Securities. Any notice mailed to a Holder in the manner herein prescribed shall be deemed to have been given when such notice is mailed.

         If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION I.7       Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION I.8       Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall be binding on their successors and assigns, whether so expressed or not.

SECTION I.9       Separability Clause.

         In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION I.10      Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the Parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION I.11      No Personal Liability.

         No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

SECTION I.12      Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the principles of conflict of law.

SECTION I.13      Legal Holidays.

         In any case where any Interest Payment Date, Repurchase Date, Redemption Date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment or Place of Conversion, then (notwithstanding any other provision of this Indenture or any Security other than a provision in the Securities which specifically states that such provision shall apply in lieu hereof), payment of interest or principal (and premium, if any) need not be made at such Place of Payment or Place of Conversion on such date, but may be made on the next succeeding Business Day at such Place of Payment or Place of Conversion with the same force and effect as if made on the Interest Payment Date, Repurchase Date or Redemption Date, or at the Stated Maturity or Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Repurchase Date, Redemption Date, Stated Maturity or Maturity, as the case may be, so long as payment is made on such succeeding Business Day.

SECTION I.14      Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION I.15      Counterparts.

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE II

                                 SECURITIES FORM

SECTION II.1      Designation of Securities; Form Generally.

         Pursuant to the terms hereof, the Company hereby creates a series of its debt securities designated as the "[ ]% Convertible Subordinated Notes due 2006" (the "Notes"), which Notes shall be deemed "Securities" for all purposes hereunder.

         The Securities shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, the Internal Revenue Code of 1986, as amended, and regulations thereunder (the "Code"), or as may, consistent herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. All Securities shall be in fully registered form, without coupon.

         The Trustee's certificates of authentication shall be in substantially the form set forth in Section 2.3.

         Conversion notices shall be substantially in the form set forth in
Section 2.4.

         Repurchase notices shall be substantially in the form set forth in
Section 2.5.

         Assignments shall be substantially in the form set forth in Section
2.6.

         The Securities shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any automated quotation system or securities exchange (including on steel engraved borders if so required by any securities exchange upon which the Securities may be listed) on which the Securities may be quoted or listed, as the case may be, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

SECTION II.2      Form of Security.

                               [FORM OF NOTE FACE]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY:

         THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS NOTE FOR ALL PURPOSES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

                        ADVANCED ENERGY INDUSTRIES, INC.

                       [ ]% CONVERTIBLE SUBORDINATED NOTE

                                    DUE 2006

No. ________________                                $_________________

CUSIP NO.

         ADVANCED ENERGY INDUSTRIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _____________________, the principal sum of ________ United States Dollars ($______ ) [if this Security is a Global Security, then insert - (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal
amounts of all other Outstanding Notes, shall not exceed [      ] in the
aggregate at any time) by adjustments made on the records of the Trustee
hereinafter referred to in accordance with the Indenture)] on [      ], 2006
and to pay interest thereon, from [          ], 1999, or from the most recent
Interest Payment Date (as defined below) to which interest has been paid or
duly provided for, semi-annually in arrears on [      ] and [      ] in each
year (each, an "Interest Payment Date"), commencing [          ], 2000, at
the rate of [ ]% per annum, until the principal hereof is due, and at the rate of [ ]% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the
[      ] or [      ](whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Notes not less than 10 days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Notes may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Note at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by the Company for such purpose, in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, by Dollar check drawn on, or transfer to, a Dollar account. Payments of interest on this Note may be made by Dollar check, drawn on a Dollar account, mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a Dollar account; provided however, that transfers to Dollar accounts will be made only to Holders of an aggregate principal amount of Notes in excess of $2,000,000.

         Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered under its corporate seal.

                                               Advance Energy Industries, Inc.

[Corporate Seal]

                                                     By:
                                                              Name:
                                                              Title:

Attest:

Name:
Title:

                    (Trustee's Certificate of Authentication)

         This is one of the [     ]% Convertible Subordinated Notes due 2006
referred to in the within-mentioned Indenture.

                                   STATE STREET BANK AND
                                   TRUST COMPANY OF CALIFORNIA, N.A.,
                                   as Trustee

                                   By:

                                           Authorized Signatory

                                [FORM OF REVERSE]

         This Note is one of a duly authorized issue of securities of the Company designated as its "[ ]% Convertible Subordinated Notes due 2006" (herein called the "Notes"), limited in aggregate principal amount to
$[           ], issued and to be issued under an Indenture, dated as of
[             ], 1999 (herein called the "Indenture"), between the
Company and

State Street Bank and Trust Company of California, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Note or Notes to be exchanged, at the Corporate Trust Office of the Trustee. The Trustee upon such surrender by the Holder will issue the new Notes in the requested denominations.

         No sinking fund is provided for the Notes.

         The Notes are subject to redemption at the option of the Company at
any time on or after [          ], 2002, in whole or in part, upon not less
than 30 nor more than 60 days' notice to the Holders prior to the Redemption Date at the following Redemption Prices (expressed as percentages of the
principal amount) for the twelve-month period beginning on [          ] of
the following years:

                          YEAR                           REDEMPTION PRICE
                          ----                           ----------------
                          2002                                 [ ]%

                          2003                                 [ ]%

                          2004                                 [ ]%

                          2005                                 [ ]%

                          2006                                 [ ]%

and thereafter at a Redemption Price equal to 100% of the principal amount, together, in each case, with accrued and unpaid interest to the Redemption Date; provided, however, that interest installments on Notes whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

         In the event of a redemption of the Notes, the Company will not be required (a) to register the transfer or exchange of Notes for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Notes called for such redemption or (b) to register the transfer or exchange of any Note, or portion thereof, called for redemption.

         In any case where the due date for the payment of the principal of, premium, if any, or interest on any Note or the last day on which a Holder of a Note has a right to convert such Note shall be, at any Place of Payment or Place of Conversion as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law, regulation or executive order to close, then payment of principal, premium, if any, interest or delivery for conversion of such Note need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Note is entitled, at such Holder's option, at any time following the original issue date of the Notes and on or before the close of
business on the Business Day immediately preceding [          ], 2006, or in
case this Note or a portion hereof is called for redemption or the Holder hereof has exercised his or her right to require the Company to repurchase this Note or such portion hereof, then in respect of this Note until but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on Business Day immediately preceding the Redemption Date or the Repurchase Date, as the case may be, to convert this Note (or any portion of the principal amount hereof that is an integral multiple of $1,000, provided that the unconverted portion of such principal amount is $1,000 or any integral multiple of $1,000 in excess thereof) into fully paid and nonassessable shares of Common Stock
of the Company at an initial Conversion Rate of [   ] shares of Common Stock
for each $1,000 principal amount of Notes (or at the current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture, including pursuant to Section 14.4(2)) by surrender of this Note, duly endorsed or assigned to the Company or in blank and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except if this Note or portion thereof has been called for redemption on a Redemption Date or is repurchasable on a Repurchase Date and the conversion rights of this Note, or such portion thereof, would terminate during the period between such Regular Record Date and the close of business on such Interest Payment Date), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Note then being converted, and also the conversion notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent (as defined below) as may be designated by it for such purpose, in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate (each a "Conversion Agent"), provided, however, that if this Note or portion hereof has been called for redemption on a Redemption Date or is repurchasable on a Repurchase Date and the conversion rights of this Note, or such portion thereof, would terminate during the period between such Regular Record Date and the close of business on such Interest Payment Date, then the Holder of this Note on such Regular Record Date will be entitled to receive the interest accruing hereon from the Interest Payment Date next preceding the date of such conversion to such succeeding Interest Payment Date and the Holder of this Note who converts this Note or a portion hereof during such period shall not be required to pay such interest upon surrender of this Note for conversion. Subject to the provisions of the preceding sentence and, in the case of a conversion after the close of business on the Regular Record Date next preceding any Interest Payment Date and on or before the close of business on such Interest Payment Date, to the right of the Holder of this Note (or any Predecessor Security of record as of such Regular Record Date) to receive the related installment of interest to the extent and under the circumstances provided in the Indenture, no cash payment or adjustment is to be made on conversion for interest accrued hereon from the Interest Payment Date next preceding the day of conversion, or for dividends on the Common Stock issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Note is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Note. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Rate is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of the Common Stock) or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any Holders of Notes, so that this Note, if then Outstanding, will be convertible thereafter, during the period this Note shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Common Stock of the Company into which this Note could have been converted immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Common Stock is not a Constituent Person or an Affiliate of a Constituent Person, failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-electing Shares and further assuming, if such consolidation, merger, conveyance, transfer, sale or lease occurs prior to the original issue date of the Notes, that the Note was convertible at the time of such occurrence at the Conversion Rate specified above as adjusted from the issue date of such Note to such time as provided in the Indenture). No adjustment in the Conversion Rate will be made until such adjustment would require an increase or decrease of at least one percent of such price, provided that any adjustment that would otherwise be made, but for the application of the foregoing, will be carried forward and taken into account in the computation of any subsequent adjustment.

         If a Change in Control occurs, the Holder of this Note, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Note (or any portion of the principal amount hereof that is equal to $1,000 or an integral multiple of $1,000 in excess thereof) for cash at a Repurchase Price equal to 100% of the principal amount thereof plus interest accrued to the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the conditions provided in the Indenture, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price. For purposes of this paragraph, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days immediately preceding and including the third
Trading Day prior to the Repurchase Date. Whenever in this Note there is a reference, in any context, to the principal of any Note as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Note to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Note shall not be construed as excluding the Repurchase Price so payable in those provisions of this Note when such express mention is not made; provided, however, that, for the purposes of the second succeeding paragraph, such reference shall be deemed to include reference to the Repurchase Price only to the extent the Repurchase Price is payable in cash.

         [The following paragraph shall appear in each Global Security:

         In the event of a deposit or withdrawal of an interest in this Note, including an exchange, transfer, redemption, repurchase or conversion of this
Note in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of The Depository Trust Company applicable to, and as in effect at the time of, such transaction.]

         [The following paragraph shall appear in each Note that is not a Global
Security:

         In the event of redemption, repurchase or conversion of this Note in part only, a new Note or Notes for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof.]

         The indebtedness evidenced by this Note is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash of all Senior Debt of the Company, and this
Note is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Notes, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and, to the extent permitted by applicable law, overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Notes shall terminate.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Notes at which a quorum is present, by the Holders of at least 66-2/3% in aggregate principal amount of the Outstanding Notes represented and entitled to vote at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Outstanding Notes, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or such other Note.

         As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof, premiums if any, or interest hereon on or after the respective due dates expressed herein or for the enforcement of the right to convert this Note as provided in the Indenture.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Note as provided in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York (which shall initially be an office or agency of the Trustee), or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Security Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

         Prior to due presentation of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name Note is registered, as the owner thereof for all purposes, whether or not such Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         No recourse for the payment of the principal (and premium, if any) or interest on this Note and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released, by the acceptance hereof and as part of consideration for the issue hereof.

         THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAW.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM                    -       as tenants in common
         TEN ENT                    -       as tenants by the entireties (Cust)
         JT TEN                     -       as joint tenants with right of
                                            survivorship and not as tenants in
                                            common
         UNIF GIFT MIN ACT     -                       Custodian
                                                                 (Minor)
                                            under Uniform Gifts to Minors Act
                                                                        (State)

         Additional abbreviations may also be used though not in the above list.

SECTION II.3                   Form of Trustee's Certificate of Authentication.

         Subject to Section 6.11, the Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the [___]% Convertible Subordinated Notes due 2006 referred to in the within-mentioned Indenture.

Dated:____________________________

State Street Bank and Trust Company
 of California, N.A., as Trustee

By:_______________________________
   Authorized Signatory

SECTION II.4                   Form of Election of Holder to Require Repurchase.

         (1 Pursuant to Article XII of the Indenture, the undersigned hereby elects to have this Note repurchased by the Company.

         (2 The undersigned hereby directs the Trustee or the Company to pay to the undersigned an amount in cash or, at the Company's election, Common Stock valued as set forth in the Indenture, equal to 100% of the principal amount to be repurchased (as set forth below), plus interest accrued to the Repurchase Date, as provided in the Indenture.

                                  Dated:

                                  Signature(s)

                                  Signature(s) must be
                                  guaranteed by an Eligible
                                  Guarantor Institution with
                                  membership in an approved
                                  signature guarantee program
                                  pursuant to Rule 17Ad-15
                                  under the Securities
                                  Exchange Act of 1934.



                                  Signature Guaranteed

Principal amount to be repurchased (at least $1,000 or an integral multiple $1,000 in excess thereof): _______________________________

Remaining principal amount following such repurchase
(not less than $1,000):  _________________________________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

SECTION II.5     Form of Conversion Notice.

         The undersigned Holder of this Note hereby irrevocably exercises the option to convert this Note, or any portion of the principal amount hereof (which is $1,000 or an integral multiple of $1,000 in excess thereof, PROVIDED that the unconverted portion of such principal amount is at least $1,000 or any integral multiple of $1,000 in excess thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that such shares, together with a check in payment for any fractional share and any Notes representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Notes are to be registered in the name of a Person other than the undersigned, (a) the undersigned will pay all applicable transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated:______________________________

                                              Signature(s)

If shares or Notes are to be registered in the name of a Person other than the Holder, please print such Person's name and address:

                  Name

                  Address

Social Security or other Identification
Number, if any

Signature Guaranteed

If only a portion of the Notes is to be converted, please indicate:

         1.       Principal amount to be converted:  $_____________

         2. Principal amount and denomination of Notes representing unconverted principal amount to be issued: $______________

                  ($1,000 or any integral multiple of $1,000 in excess thereof, provided that the unconverted portion of such principal amount is at least $1,000 or any integral multiple of $1,000 in excess thereof)

SECTION II.6      Form of Assignment.

         For value received ________________ hereby sell(s), assign(s) and transfer(s) unto ________________ (Please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints ____________________ as attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:

                                       Signature(s)

                                       Signature(s) must be
                                       guaranteed by an Eligible
                                       Guarantor Institution with
                                       membership in an approved
                                       signature guarantee program
                                       pursuant to Rule 17Ad-15
                                       under the Securities
                                       Exchange Act of 1934.

SECTION II.7      Securities Issuable in Global Form.

         The Securities initially will be represented by one or more notes in registered, global form without interest coupons, referred to as global notes. Any such Security shall represent Outstanding Securities and may provide that it shall represent the aggregate amount of Outstanding Securities and that the aggregate amount of Outstanding Securities may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.3 or 3.4. Subject to the provisions of Section 3.3 and, if applicable, Section 3.4, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.3 or 3.4 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel.

         The provisions of the last sentence of Section 3.3 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.2 and need not be accompanied by an Opinion of

Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.3.

         Notwithstanding the provisions of Section 3.7, payment of principal of (and premium, if any) and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

                                   ARTICLE III

                                 THE SECURITIES

SECTION III.1                  Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities shall be known and designated as the "[ ]% Convertible Subordinated Notes due 2006" of the Company. Their Stated Maturity shall be [ ], 2006 and they shall bear interest on their principal amount from [ ], 1999, payable semi-annually in arrears on [ ] and [ ] in each year, commencing [ ], 2000, at the rate of [ ]% per annum until the principal thereof is due and at the rate of [ ]% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest; provided, however, that payments shall only be made on a Business Day as provided in Section 1.13.

         The principal of, premium, if any, and interest on the Securities shall be payable as provided in the form of Securities set forth in Section 2.2, and the Repurchase Price, whether payable in cash or in shares of Common Stock, shall be payable at such places as are identified in the Company Notice given pursuant to Section 12.3 (any city in which any Paying Agent is located being herein called a "Place of Payment").

         The Securities shall be redeemable at the option of the Company at any time on or after [ ] 2002, in whole or in part, subject to the conditions and as otherwise provided in Article XI and in the form of Security set forth in Section 2.2.

         The Securities shall be subject to repurchase by the Company at the option of the Holders as provided in Article XII.

         The Securities shall be subordinated in right of payment to Senior Debt of the Company as provided in Article XIII.

         The Securities shall be convertible as provided in Article XIV (any city in which any Conversion Agent is located being herein called a "Place of Conversion").

SECTION III.2                  Denominations.

         The Securities shall be issuable in minimum denominations of $1,000 and any integral multiple thereof.

SECTION III.3                  Execution, Authentication, Delivery and Dating.

         The Securities shall be executed by the Company's Chairman of the Board, its Chief Executive Officer its President or one of its Executive Vice Presidents, and attested by its Chief Financial Officer or its Secretary. The signature of any of these officers on the Securities may be manual or facsimile signatures and may be imprinted or otherwise reproduced on the Securities.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver the Securities, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section
3.9 together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION III.4                  Global Securities.


         Any Global Security shall be exchangeable only as provided in this paragraph. If the depositary for any permanent Global Security is DTC, then, unless the terms of such Global Security expressly permit such Global Security to be exchanged in whole or in part for definitive Securities, a Global Security may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such Global Security selected or approved by the Company or to a nominee of such successor to DTC. If at any time DTC notifies the Company that it is unwilling or unable to continue as depositary for the applicable Global Security or Securities or if at any time DTC ceases to be a clearing agency registered under the Exchange Act if so required by applicable law or regulation, the Company shall appoint a successor depositary with respect to such Global Security or Securities. If
(x) a successor depositary for such Global Security or Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such unwillingness, inability or ineligibility,
(y) an Event of Default has occurred and is continuing or any event which after notice or lapse of time or both would be an Event of Default with respect to such Security or Securities, or (z) the Company, in its sole discretion, determines at any time that all Outstanding Securities (but not less than all) issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities, then the Company shall execute, and the Trustee shall authenticate and deliver definitive Securities of like rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities. If any beneficial owner of an interest in a Global Security is otherwise entitled to exchange such interest for Securities of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 3.1 and provided that any applicable notice provided in the Global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall execute, and the Trustee shall authenticate and deliver definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such Global Security. On or after the earliest date on which such interests may be so exchanged, such Global Security shall be surrendered for exchange by DTC or such other depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section 11.3 and ending at the close of business on the day of the mailing of the relevant notice of redemption. If a Security is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or
(ii) any special Record Date and the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Global Security is payable in accordance with the provisions of this Indenture.

SECTION III.5              Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Company in a Place of Payment a register of the Securities (the register maintained in such office or in any such office or agency of the Company in a Place of Payment being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities on such Security Register as herein provided. In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

         Subject to the provisions of this Section 3.5, upon surrender for registration of transfer of any Security at any office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms and provisions.

         Subject to the provisions of this Section 3.5, at the option of the Holder, Securities may be exchanged for other Securities, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any such Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 9.6, 11.8, 12.3(e), or any supplemental indenture not involving any transfer and other than any stamp and similar duties, if any, which may be imposed in connection with any such transfer or exchange by the United States or any political subdivision thereof or taxing authority thereof or therein, which shall be paid by the Company.

         The Company, or the Trustee, as applicable, shall not be required
(i) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the

Securities to be redeemed under Section 11.3 and ending at the close of business on the day of the mailing of the relevant notice of redemption, or
(ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to issue, register the transfer of or exchange any Security which has been surrendered for repurchase at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

SECTION III.6                  Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee or the Company, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them or any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

         Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may pay such Security, instead of issuing a new Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge (other than any stamp and similar duties, if any, which may be imposed in connection therewith by the United States or any political subdivision thereof or taxing authority thereof or therein, which shall be paid by the Company) that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION III.7                  Payment of Interest; Interest Rights Preserved.

         Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 10.2; provided, however, that, except as otherwise provided below with respect to Global Securities, each installment of interest on any Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.8, to the address of such Person as it appears on the Security Register or (ii) upon written order of the Person entitled thereto pursuant to Section 3.8 setting forth instructions not later than the Regular Record Date for such interest, by transfer to an account maintained by the payee located inside the United States.

         Every Global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC for the purpose of permitting DTC to credit the interest received by it in respect of such Global Security to the accounts of the beneficial owners thereof and that all payments with respect to such Global Security shall be made by wire transfer of immediately available funds.

         Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company at its election in each case, as provided in clause (1) or (2) below:

         (1    The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register not less than 10 days prior to such Special Record Date. If the sole registered Holder of the Securities is not DTC, then the Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each place of payment, but such publications shall not be a condition precedent to the establishment of such Special Record
Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

         (2      The Company may make payment of any Defaulted Interest on the
Securities in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which such Securities may be listed or quoted, and upon such notice as may be required by such quotation system or exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         In the case of any Security which is converted after any Regular Record Date and prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest(whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date.

SECTION III.8                  Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 3.5 and 3.7) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
         Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall (a) prevent the Company, the Trustee, or any agent of the Company, or the Trustee, from giving effect to any written certification or other authorization furnished by any depositary, as a Holder, with respect to such Global Security or (b) impair, as between such depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such Global Security.

SECTION III.9                  Cancellation.

         All Securities surrendered for payment, redemption or repurchase at the option of the Holder, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be returned to the Company or disposed of by the Trustee in accordance with its customary practices as directed by a Company Order.

SECTION III.10                 Computation of Interest.

         Interest on the Securities (including, without limitation, any interest on overdue interest) shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

SECTION III.11                 CUSIP Numbers.

         The Company in issuing the Securities may use CUSIP numbers (if then generally in use) in addition to serial numbers, and, if so, the Trustee shall use CUSIP numbers in addition to serial numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION IV.1                   Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to (i) rights of registration of transfer and exchange, right of conversion and the Company's right of optional redemption, (ii) substitution of apparently mutilated, destroyed, lost or stolen Securities,
(iii) rights of Holders to receive payment of principal of and premium, if any, and interest (including, without limitation, interest on overdue interest) on the Securities, (iv) rights, obligations and immunities of the Trustee under this Indenture, (v) rights of the Holders as beneficiaries of this Indenture with respect to any property deposited with the Trustee payable to all or any of them) and the Trustee, upon receipt of a Company Order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when,

         (1)      either

                  (A) all Securities of theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, and
(ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                  (B) all Securities not theretofore delivered to the Trustee for cancellation

                              (i)  have become due and payable, or

                              (ii) will become due and payable at their Stated
Maturity within one year, or

                              (iii) if redeemable at the option of the
Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds
(immediately available to the Holders in the case of clause (a)) in trust for the purpose an amount in cash sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest (including, without limitation, interest on overdue interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;
         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company, including, without limitation, the payment of all fees and expenses of the Trustee, its agents and counsel; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

         (4) the Trustee shall have received such other documents and assurances as the Trustee shall have reasonably requested.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee and any predecessor Trustee under Section 6.6, the obligations of the Company to any Authenticating Agent under Section 6.11 and, if money shall have been deposited with and held by the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of
Section 10.3 shall survive such satisfaction and discharge.

SECTION IV.2                   Application of Trust Funds.

         Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any), and any interest for whose payment such money has deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

                                    ARTICLE V

                                    REMEDIES

SECTION V.1                    Events of Default.

         "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest on any Security when such interest becomes due and payable, and continuance of such default for a period of 30 days, whether or not such payment is prohibited by the subordination provisions contained in Article XIII hereof; or

         (2) default in the payment of the principal of (or premium, if any, on) any Security when it becomes due and payable at its Maturity, whether or not such payment is prohibited by the subordination provisions contained in
Article XIII hereof; or

         (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail to the Company, by the Trustee or to the Company, and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (4) (a) a default under any evidence of Debt of the Company or RF Power under any mortgage, indenture, agreement or other instrument of the Company or RF Power under which there may be issued or by which there may be secured any Debt of the Company or by any Subsidiary, whether such Debt now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate amount of principal, premium or interest exceeding $10,000,000 when due and payable after the expiration of any applicable grace period with respect thereto and (b) any event of default as defined in any mortgage, indenture, agreement or other instrument of the Company or RF Power evidencing Debt in an aggregate amount of principal, premium or interest exceeding $10,000,000 becoming or being declared due and payable before the date on which it would otherwise have become due and payable, without such Debt having been discharged, or such acceleration having been annulled, within 30 days after there has been given, by registered or certified mail to the Company, by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (5) the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Company or RF Power in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order adjudging the Company or RF Power a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or RF Power under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or RF Power or of any substantial part of the property of either, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (6) the commencement by the Company or RF Power of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of the Company or RF Power in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against either, or the filing by either of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or State law, or the consent by either to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or RF Power or of any substantial part of the property of either, or the making by either of an assignment for the benefit of creditors, or the admission by either in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or RF Power in furtherance of any such action; or

         (7) failure by the Company to give a Company Notice in accordance within Article XII hereof, whether or not such notice is prohibited by the subordination provisions contained in Article XIII hereof.

SECTION V.2   Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Sections 5.1(5) or 5.1(6)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal and premium (if any) of all the Securities to be due and payable immediately, by a notice in writing to the Company, (and to the Trustee if given by the Holders), and upon any such declaration such principal and premium (if any) or specified portion thereof shall become immediately due and payable. If an Event of Default specified in Sections 5.1(5) or 5.1(6) occurs, the principal of, and premium, if any, and accrued interest on all Securities shall, subject to the provisions of Article XIII or the subordination provisions of any supplemental indenture, ipso facto become immediately due and payable without any declaration or other Act of the Holders or any act on the part of the Trustee.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                  (a)         all overdue interest on all Outstanding
                              Securities,

                  (b) the principal of (and premium, if any, on) any Outstanding Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,

                  (c) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates borne by or provided for in such Securities, and

                  (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         (2) all Events of Default, other than the nonpayment of the principal of (or premium, if any, on) or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13; and

         (3) such rescission and annulment would not conflict with any judgment or decree issued in appropriate judicial proceedings regarding the payment by the Trustee to the Holders of the amounts referred to in Section 5.2(1).

         No such rescission and annulment shall affect any subsequent default or Event of Default or impair any right consequent thereon.

SECTION V.3   Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if:

         (1) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of (or premium, if any, on) any Security at its Maturity, then the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest upon any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION V.4   Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (i) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities, of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and take such other actions and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 6.6.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar procedures.

SECTION V.5   Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.6, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION V.6   Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 6.6;

         SECOND:        To the payment of the amounts then due and unpaid
upon the Securities for principal (and premium, if any) and interest payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

         THIRD:         To the payment of the remainder, if any, to the
Company or any other Person or Persons entitled thereto.

SECTION V.7   Limitation on Suits.

         No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered and, if requested, provided to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer and, if requested, the provision of indemnity, has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION V.8 Unconditional Right of Holders to Receive Principal (Premium, if any) and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Sections 3.5 and 3.7) interest on such Security or payment on the respective Stated Maturity expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as may be the case) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION V.9   Restoration of Rights and Remedies.

         If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, the Company, the Trustee and the Holders of Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION V.10  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION V.11  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

SECTION V.12  Control by Holders of Securities.

         The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture,

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

         (3) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities not joining therein.

         In the event that the Trustee takes any action or follows any direction pursuant to this Indenture, the Trustee shall be entitled to indemnity reasonably satisfactory to it against any loss or expense caused by taking such action or following such direction.

SECTION V.13  Waiver of Past Defaults.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default:

         (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

         (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security.

         The Company shall deliver to the Trustee an Officers' Certificate stating that the requisite percentage of Holders have consented to such waiver and attaching copies of such consents. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

SECTION V.14  Waiver of Usury, Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION V.15  Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturity expressed in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase Date, as may be the case).

SECTION V.16  Notice of Default or Event of Default.

         The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after an officer of the Company becomes aware of the occurrence of any Event of Default or any event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION VI.1  Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit in the manner and to the extent provided in Trust Indenture Act Section 313(c) and Section 1.6 hereof, notice of such default hereunder actually known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities; and provided further that in the case of any default or breach of the character specified in Section 5.1(3), no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION VI.2  Certain Duties and Responsibilities.

         (a) If an Event of Default has occurred and is continuing, the Trustee will exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations will be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which are specifically required to be furnished to the Trustee by any of the provisions hereof, the Trustee will examine the certificates and opinions to determine whether or not, on their face, they appear to conform to the requirements of this Indenture.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own gross negligent action, its own gross negligent failure to act, or its own willful misconduct, except that:

                  (i) this paragraph (c) does not limit the effect of paragraph (b) of this Section 6.2;

                  (ii) the Trustee will not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

                  (iii) the Trustee will not be liable with respect to any action it takes or omits to take in good faith in accordance with the direction received by it pursuant to Section 6.2 of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or when exercising any other trust or power conferred upon the Trustee under this Indenture; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any or its duties hereunder or in the exercise of any of its rights or powers hereunder if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not herein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to clauses
(i), (ii), (iii) and (iv) of paragraph (c) of this Section 6.2.

SECTION VI.3  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION VI.4  May Hold Securities.

         The Trustee, any Paying Agent, Conversion Agent, Security Registrar, Authenticating Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.12 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Paying Agent, Conversion Agent, Security Registrar, Authenticating Agent or such other agent.

SECTION VI.5  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company in writing.

SECTION VI.6    Compensation and Reimbursement.

         The Company agrees:

         (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder as agreed with the Company in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify each of the Trustee and any predecessor Trustee and their agents for, and to hold it harmless against, any loss, liability, claim, damage or expense (including reasonable attorneys' fees and expenses) incurred without negligence or bad faith on its own part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of enforcing this Indenture (including this Section 6.6), defending itself against any claim (whether asserted by a Holder, the Company or otherwise) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(5) or Section 5.1(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest on particular Securities. The Trustee's right to receive payment of any amounts due under this Section 6.6 shall not be subordinate to any other liability or Debt of the Company (even though the Securities may be so subordinated).

         The provisions of this Section shall survive the termination of this Indenture, the resignation and removal of any Trustee, the discharge of the Company's obligations hereunder and any rejection or termination under any applicable Federal or State bankruptcy, insolvency or other similar laws.

SECTION VI.7    Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under the Trust Indenture Act and shall have (or, in the case of a subsidiary of a bank holding company, its corporate parent shall have) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and in good standing under the laws of the United States or of any State or the District of Columbia. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Except as otherwise provided in Section 6.13, if at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. The Trustee or an Affiliate of the Trustee shall maintain an established place of business in the Borough of Manhattan, the City of New York.

SECTION VI.8    Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.9.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Trustee and the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee who is being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (d) If at any time:

                  (1) the Trustee shall fail to comply with the provisions of
Section 6.13 after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section
6.7 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee, or (ii) subject to
Section 5.15, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance or such appointment, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner hereinafter provided, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) So long as no Event of Default or event which is, or after notice or lapse of time, or both, could become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by or at the request of the Holders of Securities pursuant to subsection (e) of this Section, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument accepting such appointment, effective as of such date, by such successor Trustee in accordance with Section 6.9, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed by the Company pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 6.9, all as of the date specified in such Board Resolution, and all other provisions of this Section and Section 6.9 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

         (g) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee in the manner provided for notices to the

Holders of Securities in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION VI.9    Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums then owing to the Trustee pursuant to Section 6.6 , execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in
Section 6.6.

         (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.

         (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION VI.10   Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

SECTION VI.11   Appointment of Authenticating Agent.


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

         The Trustee may appoint an Authenticating Agent or Agents reasonably acceptable to the Company with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange, registration of transfer or partial redemption or, repurchase thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having (or, in the case of a subsidiary of a bank holding company, its corporate parent shall have) a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent (including the authenticating agency contemplated by this Indenture), provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.


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


         An Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be reasonably acceptable to the Company and shall give notice of such appointment to all Holders of Securities in the manner set forth in Section 1.6. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

         If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

          This is one of the [ ]% Convertible Subordinated Notes due 2006 referred to in the within-mentioned Indenture.

Dated:   ___________________________

State Street Bank and Trust Company
 of California, N.A., as Trustee

By:_____________________
     as Authenticating Agent

By:______________________
     Authorized Signatory

SECTION VI.12   Preferential Collection of Claims Against Company.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

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

SECTION VI.13   Disqualification; Conflicting Interests.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION VI.14   Certain Rights of Trustee.

         Subject to the provisions of Section 6.1:

         (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.3 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate or an Opinion of Counsel;

         (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company personally or by agent or attorney;

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION VII.1   The Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee:

                  (a) semi-annually, not later than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in Writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

SECTION VII.2   Reports by Trustee.

         (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided by the Trust Indenture Act. Reports required pursuant to the Trust Indenture Act
Section 313(a), if any, will be transmitted annually.

         (b) A copy of each such report shall, at the time of such transmission to Holder, be filed with the Commission and the Company. The Company will notify the Trustee, in writing, if and when the Securities are listed on any stock exchange.

SECTION VII.3   Reports by Company.


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

         The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, if any, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

SECTION VII.4   Preservation Of Information; Communications to Holders.

         (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar if the Trustee is acting in such capacity. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

         (2) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act and other applicable law.

         (3) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company, the Trustee or any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

                                  ARTICLE VIII

                CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

SECTION VIII.1  Company May Consolidate, Etc., Only on Certain Terms.

         The Company (1) shall not consolidate with or merge into any other Person or, directly or indirectly, convey, transfer, sell, lease or otherwise dispose of its properties and assets as an entirety or substantially as an entirety to any Person, and (2) shall not permit any Person to consolidate or merge with or into the Company or convey, transfer, sell, lease or otherwise dispose of such Person's properties and assets as an entirety or substantially as an entirety to the Company, unless:

         (a) the Person formed by such consolidation or into or with which the Company is merged or the Person which acquires by conveyance, transfer or sale, or which leases or otherwise acquires, the properties and assets of the Company as an entirety or substantially as an entirety (i) shall be a corporation, limited liability company, partnership or trust, (ii) shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and (iii) shall expressly assume, by an indenture supplemental hereto,


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

executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

         (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, sale, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required by Section 9.3.

SECTION VIII.2  Successor Substituted.

         Upon any consolidation by the Company with, or merger by the Company into, any other Person or any conveyance, transfer, sale, lease or other disposition of the properties and assets of the Company as an entirety or substantially as an entirety as described in Section 8.1, the Person resulting from such consolidation or into which the Company is merged or to which such conveyance, transfer, sale, lease or other disposition is made, will succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor (if still in existence) will be released from its obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION IX.1    Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders of Securities, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities as permitted by Article VIII; or


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


         (2) to add to the covenants of the Company for the benefit of the Holders of the Securities or to surrender any right or power herein conferred upon the Company; or

         (3) to add any additional Events of Default for the benefit of the Holders of the Securities provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities to waive such default; or

         (4) to secure the Securities; or

         (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

         (6) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture as the Company and the Trustee may deem necessary or desirable; provided that any such action shall not adversely affect the interests of the Holders of Securities in any material respect; or

         (7) subject to Section 13.15, to make any change in Article XIII that would limit or terminate the benefits to any holder of Senior Debt under such Article; or

         (8) to comply with the requirements of the Trust Indenture Act; or

         (9) to make any change that does not adversely affect the legal rights under this Indenture of any Holder of Securities; or

         (10) to change any Place of Payment to another location within the same city provided that the Company delivers notice of such change to the Holders prior to such change of Place of Payment; or

         (11) to add a guarantor of the Securities.

SECTION IX.2  Supplemental Indentures with Consent of Holders.

         With either (i) the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities by the Act of said Holders delivered to the Company and the Trustee, or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least 66-2/3% in aggregate principal amount of the Outstanding Securities represented at such meeting, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

         (1) change the Stated Maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on, any Security; or reduce the principal amount thereof or the rate or amount of interest thereon, or any premium payable upon the redemption or mandatory repurchase thereof, or adversely affect any right of repurchase at the option of the Holder of any Security, or change the city of any Place of Payment where, or the currency in which, the principal of or any premium or the interest on any Security is payable, including any payment of the Redemption Price or Repurchase Price in respect of such Security or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, (or, in the case of redemption or repurchase at the option of the Holder, on or after the Redemption Date or the Repurchase Date, as the case may be), or

         (2) reduce the requirements of Section 15.4 for quorum or voting or the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to such Outstanding Securities (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

         (3) modify any of the provisions of this Section or Sections 5.13 or 10.8, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

         (4) release any guarantors from their guarantees of the Securities, or, except as contemplated in any supplemental indenture, make any change in a guarantee of a Security that would adversely affect the interests of the Holders, or

         (5) adversely affect the right of a Holder of a Security to require the Company to repurchase any Note other than as provided in Article XII, or

         (6) adversely affect the right of a Holder of a Security to require the Company to convert any Note other than as provided in Article XIV, or

         (7) modify the obligation of the Company to maintain an office or agency in the Borough of Manhattan, the City of New York, pursuant to Section 10.2.

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


         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION IX.3  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Section 6.2 shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel, each stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, is in compliance with Article IX, constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms (subject to customary exceptions) and that all conditions precedent to the execution of such supplemental indenture have been fulfilled. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION IX.4  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION IX.5  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION IX.6  Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION IX.7  Notice of Supplemental Indentures.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Article IX, the Company shall give notice thereof to the

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


Holders of each Outstanding Security affected, in the manner provided for in
Section 1.6, setting forth in general terms the substance of such supplemental indenture.

                                    ARTICLE X

                                    COVENANTS

SECTION X.1   Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of the Holders of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms thereof. The Company will deposit or cause to be deposited with the Trustee, no later than the opening of business on the date of the Stated Maturity of any Security or no later than the opening of business on the due date for any installment of interest, all payments so due, which payments shall be in immediately available funds on the date of such Stated Maturity or due date, as the case may be.

SECTION X.2   Maintenance of Office or Agency.

         The Company shall maintain in each Place of Payment an office or agency where Securities may be presented or surrendered for payment or conversion, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

         The Company may from time to time designate one or more other offices or agencies where Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as a Place of Payment for Securities the office or agency of the Company in the Borough of Manhattan, The City of New York, and initially appoints State Street Bank and Trust Company, N.A., an Affiliate of the Trustee, at its Corporate Trust Office in such city as Paying Agent, Security Registrar and Conversion Agent and as its agent to receive all such presentations, surrenders, notices and demands.

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


SECTION X.3   Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on, the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities, it will, no later than the opening of business on each due date of the principal of (and premium, if any) or interest on, any Securities, deposit with a Paying Agent a sum in immediately available funds sufficient to pay the principal (and premium, if any) or interest, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument satisfactory to the Trustee in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

         (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any such payment of principal (and premium, if any) or interest;

         (3) at any time during the continuance of any such default upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

         (4) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Except as otherwise provided in the Securities, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) and interest has become due and payable shall be paid to the Company upon Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment of such principal of (and premium, if any) or interest on any Security, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION X.4   Existence.

         Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors determines that the preservation thereof is no longer desirable in the conduct of the business of the Company and the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION X.5   Maintenance of Properties.

         The Company will cause all of the properties of itself and of each Subsidiary used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, the Company and its Subsidiaries shall not be prevented from discontinuing the operation and maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

SECTION X.6   Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; and (3) all stamps and similar duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein in connection with the issuance, transfer, exchange or conversion of any Securities or with respect to this Indenture; provided, however, that, in the

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case of clauses (1) and (2) that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION X.7   Statement as to Compliance.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate in the form of an Officers' Certificate from its chief executive officer, chief operating officer, or principal accounting officer as to his or her best knowledge of the Company's compliance with all conditions and covenants under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 10.7, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

SECTION X.8   Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 10.4 (other than with respect to the existence of the Company (subject to Article VII)), 10.5 and 10.6, inclusive (other than a covenant or condition which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected), if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Securities, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee or any Paying Agent or Conversion Agent in respect of any such term, provision or condition shall remain in full force and effect.

SECTION X.9   Statement by Officers as to Default.

         The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after an officer of Company becomes aware of the occurrence of any Event of Default or any event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or Default and the action which the Company proposes to take with respect thereto.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION XI.1  Right of Redemption.

         The Securities may be redeemed in accordance with the provisions of the form of Securities set forth in Section 2.2.

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SECTION XI.2  Applicability of Article.

         Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article XI.

SECTION XI.3  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities, the Company shall, at least 45 but not more than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of the Securities to be redeemed.

SECTION XI.4  Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities or any integral multiple thereof) of the principal amount of Securities of a denomination larger than the minimum authorized denomination therefor.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection. The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

SECTION XI.5  Notice of Redemption.

         Notice of redemption shall be given in the manner provided in Section 1.6, not less than 30 days nor more than 60 days prior to the Redemption Date to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register and such notice shall be irrevocable.

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


         All notices of redemption shall include a description of the Securities and shall state:

         (1) the Redemption Date,

         (2) the Redemption Price, accrued interest to the Redemption Date payable as provided in Section 11.7, if any,

         (3) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

         (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

         (5) that on the Redemption Date the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 11.7, if any, will become due and payable upon each such Security, or the portion thereof, to be redeemed and that interest thereon shall cease to accrue on and after said date,

         (6) the Place or Places of Payment where such Securities maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any, or for conversion,

         (7) the CUSIP number of such Security, if any, and

         (8) the then existing Conversion Rate, the date and time when the option to convert such Securities to be redeemed shall expire and the places where such Securities may be surrendered for conversion.

         Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION XI.6  Deposit of Redemption Price.

         At least one Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 10.3) an amount of money sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

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


SECTION XI.7  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest in which case the Securities to be redeemed shall continue to bear interest at the default rate of interest, if any) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption as a result of the failure by the Company to fund such redemption, the principal of (and premium, if any) and, to the extent permitted by applicable law, accrued interest on such Security shall, until paid, bear interest from the Redemption Date at a rate of [ ]% per annum and such Security shall remain convertible until the full Redemption Price and accrued interest shall have been paid or duly provided for.

SECTION XI.8  Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION XI.9  Conversion Arrangement on Call For Redemption.

         In connection with any redemption of the Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers (the "Purchasers") to purchase such Securities by paying to the Trustee in trust for the Holders, on or before the Redemption Date, an amount not less than the applicable Redemption Price, together with interest accrued and unpaid to the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article XI, the obligation of the Company to pay the Redemption Price, together with interest accrued and unpaid to the Redemption Date, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such Purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the close of business on the Business Day immediately prior to the

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

Redemption Date), any Securities called for redemption that are not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, and consistent with any agreement or agreements with such Purchasers, to be acquired by such Purchasers from such Holders and (notwithstanding anything to the contrary contained in this Article XI) surrendered by such Purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it by the Purchasers to the Holders in the same manner as it would monies deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such Purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such Purchasers, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE XII

                     REPURCHASE OF SECURITIES AT THE OPTION
                      OF HOLDERS UPON THE CHANGE OF CONTROL

SECTION XII.1     Right to Require Repurchase.

         In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, but subject to the provisions of Section 12.2., to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to $1,000 or any integral multiple of $1,000 in excess thereof (provided that no single Securities may be repurchased in part unless the portion of the principal amount of such Securities to be Outstanding after such repurchase is equal to $1,000 or integral multiples of $1,000 in excess thereof), on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice at a purchase price equal to 100% of the principal amount of the Securities to be repurchased plus interest accrued to the Repurchase Date (the "Repurchase Price"); provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.7. Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with the provision of Article IV unless a Change in Control shall have occurred prior to such discharge. At the option of the Company, the


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

Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the conditions set forth Section 12.2, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price. Whenever in this Indenture (including Sections 2.2, 3.1, 5.1(2) and 5.8) there is a reference, in any context, to the principal of any Securities as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Securities to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made; provided, however, that for the purposes of Article XIV such reference shall be deemed to include reference to the Repurchase Price only to the extent the Repurchase Price is payable in cash.

SECTION XII.2 Conditions to The Company's Election to Pay the Repurchase Price in Common Stock.

         The Company may elect to pay the Repurchase Price by delivery of shares of Common Stock pursuant to Section 12.1 if and only if the following conditions shall have been satisfied:

         (1) The shares of Common Stock deliverable in payment of the Repurchase Price shall have a fair market value as of the Repurchase Date of not less than the Repurchase Price. For purposes of Section 12.1 and this
Section 12.2, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share of the Common Stock for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the Repurchase Date;

         (2) The shares of Common Stock to be issued upon repurchase of Securities hereunder (i) shall not require registration under any federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon repurchase or, if such registration is required, such registration shall be completed and shall become effective prior to the Repurchase Date, and (ii) shall not require registration with or approval of any governmental authority under any state law or any other federal law before such shares may be validly issued or delivered upon repurchase or if such registration is required or such approval must be obtained, such registration shall be completed or such approval shall be obtained prior to the Repurchase Date;

         (3) The shares of Common Stock to be issued upon repurchase of Securities hereunder are, or shall have been, approved for quotation on the Nasdaq National Market or listed on a national securities exchange, in any case, prior to the Repurchase Date; and

         (4) All shares of Common Stock which may be issued upon repurchase of Securities will be issued out of the Company's authorized but unissued Common Stock and, will upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive or similar rights.


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


         If all of the conditions set forth in this Section 12.2 are not satisfied in accordance with the terms thereof, the Repurchase Price shall be paid by the Company only in cash.

SECTION XII.3     Notices; Method of Exercising Repurchase Right, Etc.

         (a) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities, on or before the 30th day after the occurrence of a Change in Control, the Company or, at the request and expense of the Company on or before the 30th day after such occurrence, the Trustee, shall give to all Holders of Securities, in the manner provided in Section
1.6 notice (the "Company Notice") of the occurrence of the Change of Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such Company Notice to the Trustee.

         Each notice of a repurchase right shall state:

                  (i)    the Repurchase Date,

                  (ii) the date by which the repurchase right must be exercised pursuant to Section 12.3(b),

                  (iii) the Repurchase Price, and whether the Repurchase Price shall be paid by the Company in cash or by delivery of shares of Common Stock,

                  (iv) a description of the procedure which a Holder must follow to exercise a repurchase right, and the place or places where such Securities, are to be surrendered for payment of the Repurchase Price and accrued interest, if any, to the Repurchase Date,

                  (v) that on the Repurchase Date the Repurchase Price, and accrued and unpaid interest, if any, will become due and payable upon each such Securities designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

                  (vi) the Conversion Rate then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities may be surrendered for conversion, and

                  (vii) the place or places that the Securities certificate with the Election of Holder to Require Repurchase as specified in Section 2.2 shall be delivered.

                  No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

                  If any of the foregoing provisions or other provisions of this Article VIII are inconsistent with applicable law, such law shall govern.


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

         (b) To exercise a repurchase right, a Holder shall deliver to the Trustee on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Securities is to repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and, in the event that the Repurchase Price shall be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued, and (ii) the Securities with respect to which the repurchase right is being exercised. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until the close of business on the Repurchase Date.

         (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee the Repurchase Price in cash or shares of Common Stock, as provided above, for payment to the Holder on the Repurchase Date or, if shares of Common Stock are to be paid, as promptly after the Repurchase Date as practicable, together with accrued and unpaid interest to the Repurchase Date payable with respect to the Securities as to which the repurchase right has been exercised; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date. The Company covenants that, if the Repurchase Price is to be paid in cash, at least one Business Day prior to the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the principal of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such Repayment Date.

         (d) If any Securities (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Securities (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate of [ ]% per annum, and each Securities shall remain convertible into Common Stock until the principal of such Securities (or portion thereof, as the case may be) shall have been paid or duly provided for.

         (e) Any Securities which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Securities without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Securities so surrendered.

         (f) Any issuance of shares of Common Stock in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any Securities declared prior to the Repurchase Date.

         (g) No fractions of shares shall be issued upon repurchase of Securities. If more than one Security shall be repurchased from the same Holder and the Repurchase Price shall be payable in shares of Common Stock, the number of full shares which shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Securities so repurchased. Instead of any fractional share of Common Stock which would otherwise be issuable on the repurchase of any Securities or Securities, the Company will deliver to the applicable Holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section, the current market price of a share of Common Stock is the Closing Price Per Share of the Common Stock on the Trading Day immediately preceding the Repurchase Date.

         (h) Any issuance and delivery of certificates for shares of Common Stock on repurchase of Securities shall be made without charge to the Holder of Securities being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the Securities represented thereby; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of (i) income of the Holder or (ii) any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the Holder of the Securities being repurchased, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

         (i) All Securities delivered for repurchase shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

SECTION XII.4     Certain Definitions.


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

         For purposes of this Article XII,

         (1) the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

         (2) a "Change in Control" shall be deemed to have occurred at the time, after the original issuance of the Securities, of:

                  (i) the acquisition by any Person (including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act as in effect on the date of the original execution of this Indenture) of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of Capital Stock of the Company entitling such person to exercise 50% or more of the total voting power of all shares of Capital Stock of the Company entitled to vote generally in the elections of directors (or persons holding a similar function), other than any such acquisition by the Company, any subsidiary of the Company or any employee benefit plan of the Company; or

                  (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any conveyance, sale, transfer, lease or other disposition of all or substantially all of the assets of the Company to another Person (other than (a) any such transaction (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Capital Stock of the Company and (y) pursuant to which the holders of the Common Stock immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of Capital Stock entitled to vote generally in the election of directors (or persons holding a similar function) of the continuing or surviving corporation immediately after such transaction and (b) any merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of common stock of the surviving entity);

provided, however, that a Change in Control shall not be deemed to have occurred if the Closing Sales Price Per Share of the Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change in Control or the public announcement of the Change in Control (in the case of a Change in Control under clause (i) above) or the period of 10 consecutive Trading Days ending immediately before the Change in Control (in the case of a Change in Control under clause (ii) above) shall equal or exceed 105% of the Conversion Price of the Securities in effect on each such Trading Day; and

         (3) the term "Closing Price Per Share" means, with respect to the Common Stock, for any day, (i) the last reported sale price regular way on the Nasdaq National Market or, (ii) if the Common Stock is not listed on the Nasdaq National Market, the last reported sale price


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

regular way per share or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (iii) if the Common Stock is not quoted on the Nasdaq National Market or listed or admitted to trading on any national securities exchange, the average of the closing bid prices in the over-the-counter market as furnished by any Nasdaq National Market member firm selected from time to time by the Company for that purpose.

         SECTION XII.5  Consolidation, Merger, Etc.

         In the case of any consolidation, merger, conveyance, sale, transfer or lease of all or substantially all of the assets of the Company to which
Section 14.11 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive shares of stock and other securities or property or assets (including cash) which includes shares of Common Stock of the Company or common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or combination or which acquires the properties or assets (including cash) of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the Company to repurchase the Securities following a Change in Control, including without limitation the applicable provisions of this Article XII and the definitions of the Common Stock and Change in Control, as appropriate, and such other related definitions set forth herein and in the Indenture as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply in the event of a subsequent Change of Control to the common stock and the issuer thereof if different from the Company and Common Stock of the Company (in lieu of the Company and the Common Stock of the Company).

                                  ARTICLE XIII

                                  SUBORDINATION

SECTION XIII.1    Agreement to Subordinate.

         The Company agrees, and each Holder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full in cash of all Senior Debt and that the subordination is for the benefit of the holders of Senior Debt.

SECTION XIII.2    Liquidation; Dissolution; Bankruptcy.


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

         Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

         (1) Senior Debt shall be entitled to receive payment in full in cash of the principal of (and premium, if any) and interest (including all interest accruing after the commencement of any such bankruptcy or similar proceeding) to the date of payment on the Senior Debt before Holders shall be entitled to receive any payment of principal of or interest on Securities;

         (2) until the Senior Debt is paid in full in cash, any distribution to which Holders would be entitled but for this Article shall be made to holders of Senior Debt as their interests may appear, except that Holders may receive securities that are subordinated in right of payment to Senior Debt to at least the same extent as the Securities; and

         (3) the Trustee is entitled to rely upon an order or decree of a court of competent jurisdiction or a certificate of a bankruptcy trustee or other similar official for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Debt and other Company debt, the amount thereof or payable thereon and all other pertinent facts relating to the Trustee's obligations under this Article XIII.

         The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this
Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance, transfer, lease, sale or other disposition such properties and assets as an entirety or substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article VIII.

SECTION XIII.3    No Payment in Certain Circumstances, Payment over of Proceeds

         No payment shall be made with respect to the principal of, or premium, if any, or interest on the Securities (including, but not limited to, the Redemption Price with respect to the Securities to be called for redemption in accordance with Article XI or the Repurchase Price with respect to Securities submitted for repurchase in accordance with Article XII), except payments and distributions made by the Trustee as permitted by Section 13.11, if:

                  (i) a default in the payment of principal, premium, if any, or interest (including a default under any repurchase or redemption obligation) or other amounts with respect to any Senior Debt occurs and is continuing (or, in the case of Senior Debt for which there is a period of grace, in the event of such a default that continues beyond the period of grace,


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

if any, specified in the instrument, agreement or lease evidencing such Senior Debt) unless and until such default shall have been cured or waived or shall have ceased to exist; or

                  (ii) a default, other than a payment default, on any Designated Senior Debt occurs and is continuing that then permits holders of such Designated Senior Debt to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a holder of such Designated Senior Debt or any other person entitled to give such notice under this Indenture.

         If the Trustee receives any Payment Blockage Notice pursuant to clause (ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until (A) at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice, and (B) all scheduled payments of principal, premium, if any, and interest on the Securities that have come due have been paid in full in cash. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

         The Company may and shall resume payments on and distributions in respect of the Securities upon the earlier of:

         (1) In the case of default referred to in clause (i) above, the date upon which the default is cured or waived or ceases to exist, or

         (2) in the case of a default referred to in clause (ii) above, the earlier of the date on which the nonpayment default is cured or waived or 179 days after the date on which the Trustee receives the Payment Blockage Notice, if the maturity of such Designated Senior Debt has not been accelerated, unless this Article otherwise prohibits the payment or distribution at the time of such payment or distribution.

SECTION XIII.4    Prior Payment of Senior Debt Upon Acceleration of Securities.

         In the event of the acceleration of the principal on the Securities because of an Event of Default, no payment or distribution shall be made to the Trustee or any holder of Securities in respect of the principal of, premium, if any, or interest on the Securities (including, but not limited to, the Redemption Price with respect to the Securities called for redemption in accordance with Article XI or the Repurchase Price with respect to the Securities submitted for repurchase in accordance with Article XII), except payments and distributions made by the Trustee as permitted by this Article, until all Senior Debt has been paid in full in cash or other payment satisfactory to the holders of Senior Debt or such acceleration is rescinded in accordance with the terms of this Indenture.

SECTION XIII.5    When Distribution Must Be Paid Over.


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

         If a distribution is made to Holders that because of this Article should not have been made to them, the Holders who receive the distribution shall hold it in trust for holders of Senior Debt and pay it over to them as their interests may appear.

SECTION XIII.6    Reliance on Judicial Order or Certificate of Liquidating
                  Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.2, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION XIII.7    Subrogation.

         Subject to the payment in full of all Senior Debt, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

SECTION XIII.8    Relative Rights.

         This Article XIII defines, and is intended solely to define, the relative rights of Holders of Securities and holders of Senior Debt. Nothing contained in this Indenture or the Securities shall:

         (1) impair, as between the Company and Holders of Securities, the obligation of the Company, which is absolute and unconditional, to pay principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms;


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

         (2) affect the relative rights against the Company of Holders of Securities and creditors of the Company other than holders of Senior Debt; or

         (3) prevent the Trustee or any Holder of any Security from exercising its available remedies upon the occurrence of a default or an Event of Default, subject to the rights of holders of Senior Debt to receive cash, property and securities otherwise payable to Holders of Securities.

         If the Company fails because of this Article to pay principal of, premium, if any, or interest on a Security as and when the same shall become due and payable, the failure is still a default.

SECTION XIII.9    Subordination May Not Be Impaired By Company.

         No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

SECTION XIII.10   Distribution or Notice to Representative.

         Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

SECTION XIII.11   Rights of Trustee and Paying Agent.

         The Trustee or any Paying Agent may continue to make payments on the Securities until it receives written notice of facts that would cause a payment of principal of or interest on the Securities to violate the Article. Only the Company, a Representative or a Holder of an issue of Senior Debt that has no Representative may give the written notice.

         The Trustee has no fiduciary duty to the holders of Senior Debt other than as created under this Indenture. The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee.

         The Company's obligation to pay, and the Company's payment of, the Trustee's fees pursuant to Section 6.6 are excluded from the operation of this Article XIII.

SECTION XIII.12   Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities,


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

unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a Representative or a holder of Senior Debt (including, without limitation, a holder of Designated Senior
Debt) and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.14, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Responsible Officer of the Trustee shall not have received the notice provided for in this Section 13.12 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by a Responsible Offer of the Trustee less than two Business Days prior to such date.

         Notwithstanding anything in this Article XIII to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Section 4.1, and any such payment shall not be subject to the provisions of Sections 13.2, 13.3 and 13.4.

         Subject to the provisions of Section 6.14, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a Representative or a holder of Senior Debt (including, without limitation, a holder of Designated Senior Debt) to establish that such notice has been given by a Representative or a holder of Senior Debt (including, without limitation, a holder of Designated Senior
Debt). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION XIII.13   Payment Permitted If No Default.

         Nothing contained in this Article XIII or elsewhere in this Indenture or in the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding referred to in Section 13.2, during the circumstance referred to in the first paragraph of Section 13.3 or under the conditions described in
Section 13.4 hereof, from making payments at any time of principal of (and premium, if any) or interest on the Securities (including, but not limited to, the Redemption Price with respect to the Securities called for redemption in accordance with Article XI or the Repurchase Price with respect to the Securities submitted for repurchase in accordance with Article XII), or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities (including, but not limited to, the Redemption Price with respect


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

to the Securities called for redemption in accordance with Article XI or the Repurchase Price with respect to the Securities submitted for repurchase in accordance with Article XII) or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

SECTION XIII.14   Trustee to Effectuate Subordination.

         Each Holder of a Securities by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

SECTION XIII.15   Reliance by Holders of Senior Debt on Subordination
                  Provisions.

         Each Holder by accepting a Securities acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Debt and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders of Senior Debt unless such holders shall have agreed in writing thereto.

SECTION XIII.16 Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6 hereof.

SECTION XIII.17   Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 13.16 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION XIII.18   Determination of Certain Conversions and Repurchases as
                  Payments.


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

         For the purposes of this Article only, (a) the issuance and delivery of junior securities upon (i) conversion of Securities in accordance with
Article XIV or (ii) the repurchase of Securities in accordance with Article VIII, shall not be deemed to constitute a payment or distribution on account of the principal of, or premium or interest on, Securities or on account of the purchase or other acquisition of the Securities, and (b) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 14.3), property or securities (other than junior securities) upon conversion of a Securities shall be deemed to constitute payment on account of the principal of such Securities. For the purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of the Company and securities into which the Securities are convertible pursuant to Article XIV or the terms of the Securities and (ii) securities of the Company which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Securities to convert such Securities in accordance with Article XIV or to exchange such Securities for Common Stock in accordance with Article XII if the Company elects to satisfy the obligations under Article XII by the delivery of Common Stock.

                                   ARTICLE XIV

                            CONVERSION OF SECURITIES

SECTION XIV.1     Conversion Privilege And Conversion Rate.

         Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company, at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall commence at anytime following the original issue date of the Securities and expire at the close of business on the Business Day immediately preceding the date of Maturity of such Securities. In case a Security or portion thereof is called for redemption (or delivered for repurchase, if applicable), such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day immediately preceding the Redemption Date or Repurchase Date, if applicable, unless the Company defaults in making the payment due upon redemption or repurchase, if applicable. The rate at which shares of Common Stock shall be delivered upon conversion (the "Conversion Rate") shall be initially ___________ shares of Common Stock for each $1,000 principal amount of the Securities. The Conversion Rate shall be adjusted in certain instances as provided in this Article XIV.


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

SECTION XIV.2     Exercise Of Conversion Privilege.

         In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed in blank or assigned to the Company at any office or agency of the Company, maintained for that purpose pursuant to Section 10.2 accompanied by a duly signed notice of conversion substantially in the form set forth in Section
2.4 stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities or portions thereof which have been called for redemption or are eligible to be delivered for repurchase, the conversion rights of which would terminate between such Regular Record Date and the close of business on such Interest Payment Date) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. Except as provided in the preceding sentence and subject to the last paragraph of
Section 3.7, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Trustee a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 14.3. Such certificate or certificates shall be sent by the Trustee, if applicable, to the Conversion Agent for delivery to the Person or Persons entitled to receive the Common Stock. In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

SECTION XIV.3     Fractions Of Shares.

         No fractional shares of Common Stock shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the


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

Company will deliver to the applicable Holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section, the current market price of a share of Common Stock is the Closing Price Per Share of the Common Stock on the Trading Day immediately preceding the date of conversion.

SECTION XIV.4     Adjustment Of Conversion Rate.

         The Conversion Rate shall be subject to adjustment from time to time as follows:

         (1) In case the Company shall pay or make a dividend or other distribution on any class of Capital Stock of the Company payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately prior to the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         (2) Subject to paragraph 9 of this Section 14.4, in case the Company shall issue rights, options or warrants to all holders of its Common Stock (other than any rights, options or warrants that by their terms will also be issued to any Holder upon conversion of a Security into Common Stock without any action required by the Company or any other person) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph
(10) of this Section 14.4) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants, the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price per share and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately prior to the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at


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

any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

         (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such reduction or increase, as the case may be, to become effective immediately prior to the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock, shares of any class of its Capital Stock, evidences of its indebtedness, cash or other assets (including securities, but excluding (a) any rights, options or warrants referred to in paragraph
(2) of this Section, (b) any dividend or distribution paid exclusively in cash, (c) any dividend or distribution referred to in paragraph (1) of this Section and (d) any distributions referred to in paragraph (5) of this Section), the Conversion Rate shall be adjusted so that the same shall equal the price determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (10) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets, shares of Capital Stock or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

         (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 14.11 applies or as part of a distribution referred to in paragraph (4) of this Section other than those referenced in the first parenthetical contained therein) in an aggregate amount that, combined together with:

                  (a) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) has been made, and


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

                  (b) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (6) of this Section has been made (the amount of such cash distribution together with the amounts described in clauses (a) and (b) above being referred to herein as the "Aggregate Cash Distribution Amount"), exceeds 10% of the product of (i) the current market price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution, times (ii) the number of shares of Common Stock outstanding on such date (the amount by which the Aggregate Cash Distribution Amount exceeds 10% of the product of the amounts described in clauses (i) and (ii) above being referred to herein as the "Excess Amount"), then, and in each such case, immediately after the close of business on such date for determination, the Conversion Rate shall be increased in accordance with the following formula:

                                     EA
                                    ----
               AC = CR  )    M - / / O / /
                             --------------
                               / /  M  / /
Where:

                  AC = the adjusted Conversion Rate.

                  CR = the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive the applicable distribution.

                  M = the current market price per share (determined as provided in paragraph (10) of this Section) of the Common Stock on the date fixed for determination of the stockholders entitled to receive the applicable distribution.

                  EA = the Excess Amount.

                  O = the number of shares of Common Stock outstanding on the date fixed for determination of the stockholders entitled to receive the distribution.

         (6) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) that combined together with:


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

                  (a) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee), as of the expiration of such tender offer, of consideration payable in respect of any other tender offer, by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this paragraph (6) has been made, and

                  (b) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to paragraph (5) of this Section has been made, exceeds 10% of the product of (i) the current market price per share of the Common Stock (determined as provided in paragraph (10) of this Section) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended), times (ii) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Rate shall be reduced in accordance with the following formula:

                     AC = CR  )      (M X O) - C
                                     -----------
                                  / / M x (O - TS) / /

Where:

                  AC = the adjusted Conversion Rate.

                  CR = the Conversion Rate immediately prior to close of business on the date of the Expiration Time.

                  M = the current market price per share of the Common Stock (determined as provided in paragraph (10) of this Section) on the date of the Expiration Time.

                  O = the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time.

                  C = the amount of cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares.


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

                  TS = the number of all shares of Common Stock validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares").

         (7) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 14.11 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

         (8) In case a tender offer made by a Person other than the Company, any Subsidiary of the Company for an amount which increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve payment by such Person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution as filed with the Trustee) as of the last time (the "Third Party Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) that exceeds the current market price of the Common Stock on the Trading Day next succeeding the Third Party Expiration Time, and in which, as of the Third Party Expiration Time, the Board of Directors is not recommending rejection of the offer, the Conversion Rate shall be adjusted in accordance with the following formula:

                   AC = CR   )          (M1 X O)
                                    ----------------
                                    / / C+ (O1 x M1) / /

Where:

                  AC = the adjusted Conversion Rate.

                  CR = the Conversion Rate immediately prior to close of business on the date of the Third Party Expiration Time.

                  M1 = the current market price per share of the Common Stock (determined as provided in paragraph (10) of this Section) on the date next succeeding the Third Party Expiration Time.

                  O = the number of shares of Common Stock outstanding (including any tendered shares) on the Third Party Expiration Time.

                  O1 = the number of shares of Common Stock outstanding (less any Third Party Purchased Shares, as defined below) outstanding on the Third Party Expiration Time.

                  C = the amount of cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution as filed with the Trustee) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of Third Party Purchased Shares.

The number of all shares of Common Stock validly tendered and not withdrawn as of the Third Party Expiration Time and deemed accepted up to any such maximum, is herein referred to as the "Third Party Purchased Shares." In the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law form effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this
Section 14.4(8) shall not be made if, as of the Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article VIII.

         (9) In case the Company shall issue rights, options or warrants to all holders of the Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock (either initially or under certain circumstances), which rights, options or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and
(iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 14.4 not be deemed issued or distributed until the occurrence of the earliest Trigger Event, whereupon such rights, options and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 14.4. If any such rights, options or warrants, including any such existing rights, options or warrants distributed prior to the date of this Indenture are subject to subsequent events, upon the occurrence of each of which such rights, options or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of distribution and record date with respect to new rights, options or warrants (and a termination or expiration of the existing rights, options or warrants without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 14.4 was made, (a) in the case of any such rights, options or warrant which shall all have been redeemed or repurchased without exercise by any holders


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

thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (b) in the case of such rights, options or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

         (10) For the purpose of any computation under paragraphs (2), (4),
(5), (6) and (8) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than the earlier of the day in question and the day before the "ex" date with request to the issuance or distribution requiring such computation. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the Nasdaq National Market Exchange or, if the Common Stock is not quoted on the Nasdaq National Market, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. For purposes of this paragraph, the term ">ex= date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

         (11) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (11)) would require an increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this paragraph (11) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (11) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         (12) The Company may make such increases in the Conversion Rate, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph (12) and its actions in so doing shall, absent manifest error, be final and conclusive.

         (13) To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least 20 days, the increase is irrevocable during such period, and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive; provided, however, that no such increase shall be taken into account for purposes of determining whether the Closing Price Per Share of the Common Stock exceeds the Conversion Price by 105% in connection with an event which would otherwise be a Change of Control. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall give notice of the increase to the Holders in the manner provided in Section 1.6 at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

SECTION XIV.5     Notice Of Adjustments Of Conversion Rate.

         Whenever the Conversion Rate is adjusted as herein provided:

         (1) the Company shall compute the adjusted Conversion Rate in accordance with Section 14.4 and shall prepare an Officers' Certificate, one of the signatories of which shall be the Treasurer or Chief Financial Officer of the Company, setting forth the adjusted Conversion Rate and showing in reasonable detail the calculation of the adjusted Conversion Rate and the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2; and

         (2) a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be mailed by the Company to all Holders in accordance with Section 1.6.

         Unless and until a Responsible Officer of the Trustee shall receive an Officers' Certificate setting forth an adjusted Conversion Rate, the Trustee may assume without inquiry that no adjustment has been made and that the last Conversion Rate of which it has notice remains in effect.

SECTION XIV.6     Notice Of Certain Corporate Action.

         In case:

         (1) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (a) otherwise than exclusively in cash or (b) exclusively in cash in an amount that would require any adjustment pursuant to Section 14.4;

         (2) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of Capital Stock of any class or of any other rights;

         (3) of any reclassification of the Common Stock of the Company, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance, lease, sale, transfer or other disposition of all or substantially all of the assets of the Company; or

         (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be mailed to all Holders in accordance with Section 1.6, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to betaken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, share exchange, conveyance, lease, sale, transfer, disposition, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, conveyance, lease, sale, transfer, disposition, dissolution, liquidation or winding up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses (1) through (4) of this Section 14.6. If at the time the Trustee shall not be the Conversion Agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

         The Company shall cause to be filed at the Corporate Trust Office and each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, notice of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally.

SECTION XIV.7     Company To Reserve Common Stock.

         The Company shall at all times reserve and keep available, free from preemptive or similar rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities.

SECTION XIV.8     Taxes On Conversions.

         Except as provided in the next sentence, the Company will pay any and all taxes or duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

SECTION XIV.9     Covenant As To Common Stock.

         The Company agrees that all shares of Common Stock which may be issued upon conversion of Securities will, upon issuance, have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 14.8, the Company will pay all taxes, liens and charges with respect to the issue thereof.

SECTION XIV.10    Cancellation Of Converted Securities.

         All Securities delivered for conversion shall be delivered to the Trustee or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

SECTION XIV.11    Provisions In Case Of Consolidation, Merger Or Sale Of Assets.

         In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, lease, sale, transfer or other disposition of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or to which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall, without the consent of the Holders, have the right thereafter, to convert each Security into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, lease, sale, transfer or other disposition by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, conveyance, lease, sale, transfer or other disposition, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale, conveyance, lease, transfer or other disposition was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his or her rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, lease, sale, transfer or other disposition (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, lease, sale, transfer or other disposition is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, lease, sale, transfer or other disposition by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, lease, sale, transfer or other disposition by the holder of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the holders of the Non-electing Shares), and assuming, if such consolidation, merger, conveyance, lease, sale, transfer or other disposition is prior to the date upon which the Securities first become convertible, that the Securities were convertible at the time of such consolidation, merger, conveyance, lease, sale, transfer or other disposition at the initial Conversion Rate specified in Section 14.1 as adjusted from the date of the issuance of the applicable Securities to such time pursuant to Section 14.4. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, conveyances, leases, sales, transfers or other dispositions.

         Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours, and shall not be deemed to have knowledge of any adjustment in the Conversion Rate unless and until a Responsible Officer of the Trustee shall have received such a certificate. Until a Responsible Officer of the Trustee receives such a certificate, the Trustee and each Conversion Agent may assume without inquiry that the last Conversion Rate of which the Trustee has knowledge of remains in effect.

SECTION XIV.12    Responsibility of Trustee for Conversion Provisions.

         The Trustee, subject to the provisions of Section 6.2, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Section 6.2, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of
Section 6.2, nor any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 6.2, and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

                                   ARTICLE XV

                        MEETINGS OF HOLDERS OF SECURITIES

SECTION XV.1      Purposes For Which Meetings May Be Called.

         A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

SECTION XV.2      Call, Notice And Place Of Meetings.

         (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 15.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 15.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

SECTION XV.3      Persons Entitled To Vote At Meetings.

         To be entitled to vote at any meeting of Holders of Securities, a Person shall be (i) a Holder of one or more Outstanding Securities, or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION XV.4      Quorum; Action.

         The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a uqorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 15.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

         Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

         At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 9.2 and except to the extent Section 10.8 requires a different vote) shall be effectively passed and decided if passed or decided by the lesser of (i) the Holders of not less than a majority in principal amount of Outstanding Securities and (ii) the Persons entitled to vote not less than 66-2/3% in principal amount of Outstanding Securities represented and entitled to vote at such meeting.

         Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities whether or not present or represented at the meeting. The Trustee shall, in the name and at the expense of the Company, notify all the Holders of Securities of any such resolutions or decisions pursuant to Section 1.6.

SECTION XV.5      Determination Of Voting Rights; Conduct And Adjournment Of
                  Meetings.

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section
1.4 or by having the signature of the Person executing the proxy guaranteed by any bank, broker or other eligible institution participating in a recognized medallion signature guarantee program.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 15.2(a), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

         (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

         (d) Any meeting of Holders of Securities duly called pursuant to
Section 15.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

SECTION XV.6      Counting Votes And Recording Action Of Meetings.

         The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts at Stated Maturity and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 15.2 and, if applicable, Section
15.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                 **********

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

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                               ADVANCED ENERGY INDUSTRIES, INC.



                               By:____________________________
                                  Name:
                                  Title: Chief Executive Officer, President or
                                         Executive Vice President


                               [SEAL]

Attest:

By:
Name:
Title:

                               STATE STREET BANK AND TRUST
                               COMPANY OF CALIFORNIA, N.A., as Trustee



                               By:____________________________
                                  Name:
                                  Title:

[SEAL]

Attest:

By:


                                      100